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                                EXHIBIT 10.57
                                -------------

                  FIRST AMENDMENT TO ASSIGNMENT OF TRADEMARKS
                        AND SERVICE MARKS AS COLLATERAL
                           DATED AS OF JULY 12, 1990


         THIS FIRST AMENDMENT made as of the 5th day of June, 1992, by and between MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Company"), and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association (the "Agent"), individually and as agent for each of the following lenders:
RHODE ISLAND HOSPITAL TRUST NATIONAL BANK; ABN AMRO BANK N.V. (formerly known as "ALGEMENE BANK NEDERLAND N.V."), NEW YORK BRANCH; PRUDENTIAL-BACHE METAL CO. INC. ("PBM"); SWISS BANK CORPORATION, NEW YORK BRANCH; MOCATTA METALS CORPORATION ("Mocatta"); MASE WESTPAC INC. ("Mase"); and NATIONAL WESTMINSTER BANK USA ("NWB") (jointly and severally the "Lenders").

                         W I T N E S S E T H   T H A T:
                         -----------------------------

         WHEREAS, the Lenders (other than Mase and Mocatta), the Agent and the Company are parties to a certain Assignment of Trademarks and Service Marks As Collateral dated as of July 12, 1990 (the "Assignment"), pursuant to which the Company assigned, transferred and granted the Lenders and the Agent an interest in certain Trademarks (as defined therein and as described in Exhibit A attached hereto and thereto); and

         WHEREAS, the Company and Mocatta desire to add Mocatta as a "Lender" pursuant to the terms of the Assignment as Mocatta will be entering into a consignment arrangement with the Company; and

         WHEREAS, the Company and Mase desire to add Mase as a "Lender" pursuant to the terms of the Assignment and Mase will be entering into a consignment arrangement with the Company; and

         WHEREAS, each of Mocatta and Mase is willing to assume all obligations and liabilities under the Assignment as a Lender thereunder and to comply with the covenants and terms of such Assignment and any documents executed by the Agent and/or the Lenders in connection with the Assignment; and

         WHEREAS, PBM and the Company have terminated the consignment arrangement between PBM and the Company; and





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         WHEREAS, NWB and the Company have terminated the NWB Agreements (as defined in the Assignment);

         NOW, THEREFORE, in consideration of the premises and the agreement hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. The Agent, the Lenders and the Company hereby consent to the addition of Mocatta and Mase as parties to the Assignment, with Mocatta and Mase to be included as Lenders pursuant to the terms of the Assignment.

2. The Assignment is hereby amended from and after the date hereof so that the term "Lenders" as used therein and herein shall include each of Mocatta and Mase and each of Mocatta and Mase shall be entitled to all of the rights and benefits as a Lender thereunder and hereby assumes full liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Assignment which are to be performed by the Lenders thereunder.

3. PBM is hereby deleted as a party to the Assignment and PBM is hereby released of any and all liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Assignment which are to be performed by the Lenders thereunder. PBM shall no longer be entitled to any of the benefits ofd the Assignment and all references in the Assignment to "the Consignment Agreements" shall no longer include the Consignment Agreement dated as of May 23, 1990 between PBM and the Company.

4. NWB is hereby deleted as a party to the Assignment and NWB is hereby released of any and all liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Assignment which are to be performed by the Lenders thereunder. NWB shall no longer be entitled to any of the benefits of the Assignment and all references in the Assignment to the "NWB Agreements" are hereby deleted.

5. Any necessary, conforming changes to the Assignment occasioned by reason of this Amendment shall be deemed to have been made.

6. This Amendment shall be binding upon the parties and their respective successors and assigns.





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7.       Except as specifically amended hereby, the Assignment shall remain in full force and effect.

8. This Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

                                  MICHAEL ANTHONY JEWELERS, INC.


                                  By:      Allan Corn
                                      --------------------------------
                                  Title:   Chief Financial Officer


                                  RHODE ISLAND HOSPITAL TRUST
                                  NATIONAL BANK, individually and as
                                  Agent for each of the Lenders

                                  By:      /s/____________________
                                  Title:

                                  ABN AMRO BANK N.V.,
                                  NEW YORK BRANCH

                                  By:      /s/_____________________
                                  Title:

                                  By:      /s/_____________________
                                  Title:

                                  PRUDENTIAL-BACHE METAL CO. INC.

                                  By:      /s/_____________________
                                  Title:





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                                  SWISS BANK CORPORATION,
                                  NEW YORK BRANCH

                                  By:      /s/_____________________
                                  Title:

                                  By:      /s/_____________________
                                  Title:

                                  NATIONAL WESTMINSTER BANK USA

                                  By:      /s/_______________________
                                  Title:





MFD/mh:
fran\firstamd
First Amendment to
Assignment of Trademarks





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